Kensington Defender Fund
(Consolidated) Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 41.3%		Shares	Value
abrdn Physical Gold Shares ETF (a)(h)		247,066	$11,024,085
Franklin FTSE Japan ETF (b)		80,941	2,928,445
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF		168,991	2,926,924
State Street SPDR Portfolio Emerging Markets ETF (b)		62,270	2,921,086
State Street SPDR Portfolio S&P 600 Small Cap ETF		60,272	2,912,343
Vanguard FTSE Europe ETF (b)		34,830	2,871,037
Vanguard S&P 500 ETF (j)		15,276	9,128,174
TOTAL EXCHANGE TRADED FUNDS (Cost $32,512,441)			34,712,094

PRIVATE FUNDS - 4.7%		Shares	Value
Galaxy Plus Fund SPC - Cane Kensington Opportunity Offshore Feeder Fund (546) Segregated Portfolio (a)(h)(i)		4,194	3,916,594
TOTAL PRIVATE FUNDS (Cost $4,075,012)			3,916,594

PURCHASED OPTIONS - 0.7% (a)	Notional Amount	Contracts	Value
Put Options - 0.7% (c)(d)
S&P 500 Index (c)(d)(e)
Expiration: 04/02/2026; Exercise Price: $6,250.00	$20,000,000	32	4,720
Expiration: 04/10/2026; Exercise Price: $6,000.00	19,200,000	32	24,000
Expiration: 04/13/2026; Exercise Price: $6,300.00	20,160,000	32	122,400
Expiration: 04/17/2026; Exercise Price: $6,500.00	1,300,000	2	20,870
Expiration: 05/15/2026; Exercise Price: $6,500.00	1,300,000	2	33,880
Expiration: 06/18/2026; Exercise Price: $6,500.00	1,300,000	2	44,150
Expiration: 07/17/2026; Exercise Price: $6,500.00	1,300,000	2	50,980
Expiration: 08/21/2026; Exercise Price: $6,500.00	1,300,000	2	58,750
Expiration: 09/18/2026; Exercise Price: $6,500.00	1,300,000	2	64,050
Expiration: 10/16/2026; Exercise Price: $6,500.00	1,300,000	2	68,770
Expiration: 01/15/2027; Exercise Price: $6,200.00	1,240,000	2	62,450
SPDR Gold Shares, Expiration: 04/17/2026; Exercise Price: $405.00	5,875,500	145	72,863
TOTAL PURCHASED OPTIONS (Cost $791,471)			627,883

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.7%		Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (f)		5,597,720	5,597,720
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,597,720)			5,597,720

TOTAL INVESTMENTS - 53.4% (Cost $42,976,644)			44,854,291
Money Market Deposit Account - 53.4% (g)			44,828,934
Liabilities in Excess of Other Assets - (6.8)%			(5,686,328)
TOTAL NET ASSETS - 100.0%			$83,996,897

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $5,654,238.
(c)	100 shares per contract.
(d)	Exchange-traded.
(e)	Held in connection with written option contracts. See (Consolidated) Schedule of Written Options for further information.
(f)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.45%.

(h)	Security is held via the Kensington Defender Offshore Fund.
(i)
Galaxy Plus Fund SPC - Cane Kensington Opportunity Offshore Feeder Fund (546) Segregated Portfolio’s (“Galaxy”) investment objective is to generate diversified investment returns that are uncorrelated with the equity and debt markets by committing its assets to the investment discretion of a select group of experienced sub-managers that pursue various alternative investment strategies. Specifically, Galaxy accesses the sub-manager through an affiliated platform called Galaxy Plus Fund SPC (the “Platform”), which is a series fund for which each series invests in a separate master fund that is managed by a different sub-manager. The Platform identifies submanagers that, in its judgment, are capable of generating attractive investment returns whose correlation to the U.S. equity and fixed income markets is minimal. In implementing their strategies, the sub-managers selected by the platforms will have the discretion to invest and trade in a broad variety of securities and other financial instruments (including derivatives). Galaxy has no unfunded commitments or redemption lock-up period, as the investment offers generally daily redemptions. However, the managers of Galaxy may temporarily suspend redemptions in certain limited circumstances.

(j)	All or a portion of this security is designated as collateral for options contracts. As of March 31, 2026, the fair value of collateral was $5,975,500.

Kensington Defender Fund
(Consolidated) Schedule of Written Options
March 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.3)%	Notional Amount	Contracts	Value
Put Options - (0.3)%
S&P 500 Index (a)(b)(c)
Expiration: 04/02/2026; Exercise Price: $6,350.00	$(20,320,000)	(32)	$(16,320)
Expiration: 04/10/2026; Exercise Price: $6,100.00	(19,520,000)	(32)	(36,320)
Expiration: 04/13/2026; Exercise Price: $6,400.00	(20,480,000)	(32)	(197,696)
TOTAL WRITTEN OPTIONS (Premiums received $474,865)			$(250,336)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Held in connection with purchase options contracts. See (Consolidated) Schedule of Investments.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Kensington Defender Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$34,712,094	$–	$–	$34,712,094
Private Funds	3,916,594	–	–	3,916,594
Purchased Options	122,400	505,483	–	627,883
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,597,720
Total Investments	$38,751,088	$505,483	$–	$44,854,291

Liabilities:
Investments:
Written Options	$(197,696)	$(52,640)	$–	$(250,336)
Total Investments	$(197,696)	$(52,640)	$–	$(250,336)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,597,720 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.